UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021.

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-55656	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2990 Redhill Avenue

Costa Mesa, CA 92626

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	OTCQB

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2021, Clean Energy Technology, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and a $142,720 Original Issue Discount Note due September 28, 2021 with interest at 10% per annum (the “Note “) with Geneva Roth Remark Holdings Inc., a New York corporation (“Geneva”).

Under the terms of the Note, the original issue discount is $14,720.00, netting the Company $128,000. Principal and interest is to be paid in 10 monthly payments commencing November 15, 2021, in the amounts of $15,003.00 per month, with a 5 day grace period for each payment. An event of default under the Note occurs for the failure of the Company to pay interest and principal after the application of the grace period, breach of covenants, representations and warranties, receivership and bankruptcy, delisting of the Company’s stock, failure to comply with timely filings with the Securities and Exchange Commission, financial restatements, cross defaults with agreements and other notes with Geneva, and replacement of the transfer agent. Upon an event of default, the Note will become immediately payable and the Company shall be required to pay150% of the sum of the outstanding principal amount and accrued interest at default interest rate of 22%. If the default amount is not paid within 5 days of the event of default Geneva may convert such outstanding amounts into common stock of the Company at a 30% discount to the lowest closing bid price for the common stock for the five trading days prior to conversion, subject to Geneva’s ownership limitation of 4.99% ownership at any time prior to the full conversion of stock.

The Securities Purchase Agreement contains representations, warranties, covenants and events of default customarily found in similar transactions.

The foregoing does not purport to be a complete description of the rights and obligations of the parties under the Securities Purchase Agreement and the Note and is qualified by reference to the Securities Purchase Agreement and Note filed as Exhibits 10.132, and 10.133, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description

10.132	Form of $226,345 Original Issue Discount Note, due September 7, 2022, with Geneva Roth Remark Holdings Inc. carrying 10% interest per annum.
10.133	Form of Securities Purchase Agreement with Geneva Roth Remark Holdings Inc., dated as of August 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer

Date:	October 5, 2021